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                                                                     EXHIBIT 4.6

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                                            % PRIDES (SM), CONVERTIBLE PREFERRED STOCK

                                                     PAR VALUE $1.00 PER SHARE
                                             STATED LIQUIDATION VALUE $     PER SHARE
Number
BP             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                                                       Shares
               BALLY ENTERTAINMENT CORPORATION                                            CUSIP 05873C 30 4
                                                                                          SEE REVERSE FOR CERTAIN DEFINITIONS
               THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK

               This certifies that







              is the owner of

                           FULLY PAID AND NON-ASSESSABLE SHARES OF    % PRIDES, CONVERTIBLE PREFERRED STOCK OF

              Bally Entertainment Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of
              Incorporation, as amended, of the Corporation, a copy of which is on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[SEAL]

             Dated:

                                                   COUNTERSIGNED AND REGISTERED:

                 CHAIRMAN OF THE BOARD             BY                             TRANSFER AGENT AND REGISTRAR.


                       SECRETARY                                                       AUTHORIZED SIGNATURE.


               (SM) Service mark of Merrill Lynch & Co., Inc.

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                       BALLY ENTERTAINMENT CORPORATION


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
                             NOTICE OF CONVERSION

        The undersigned hereby irrevocably exercises the option to convert the shares of   % PRIDES represented by this Certificate
or a portion thereof below designated by the undersigned into Common Shares of the Corporation, par value $.66 2/3 per share
("Common Shares"), in accordance with the terms of the     % PRIDES, and directs that the Common Shares issuable and deliverable upon conversion, together with any check in payment of accrued and unpaid dividends and in lieu of fractional shares, and any
Certificate representing any unconverted shares of    % PRIDES be issued and delivered to the undersigned unless, in the case of such Common Shares or Certificates, a different name has been indicated below.  If Common Shares or Certificates are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes with respect thereto.

Dated:_____________________________________________________     ____________________________________________________________

Number of shares of     % PRIDES to be converted:               Signature of Holder must conform in all respects to the name of the Holder appearing on the face hereof in every particular without alteration or enlargement, or any change whatever.
___________________________________________________________
                                                                Signature Guaranteed By:
Fill in for registration of Common Shares and/or Certificates
if to be issued otherwise than to Holder:                        ___________________________________________________________

___________________________________________________________      ___________________________________________________________
                   Name                                          (Social Security or Other Taxpayer Identifying Number of
                                                                 Assignee of Common Shares and/or Certificates)
___________________________________________________________
                 Address                                         ___________________________________________________________

___________________________________________________________


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      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                UNIF GIFT MIN ACT --___________  Custodian ______________
                                                                             (Cust)                 (Minor)
        TEN ENT -- as tenants by the entireties                                under Uniform Gifts to Minors
        JT TEN  -- as joint tenants with right of
                   survivorship and not as tenants                               Act _________________________
                   in common                                                             (State)


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        Additional abbreviations may also be used though not in the above list.

    The Corporation will furnish without charge to each stockbroker who so request the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.


  For value received, ____________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________

________________________________________________________________________________

attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.




Dated, ________________________


                                _______________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                CHANGE WHATEVER.